Better Choice Company Q4 2021 and FY 2021 Earnings Presentation March 29, 2022

This presentation regarding Better Choice Company, Inc. (“the Company”, “Better Choice”, “BTTR”, “we”, “us” or “our”) is strictly confidential and is for you to familiarize yourself with the Company. This presentation contains information, statements, beliefs and opinions which are forward-looking, and which reflect current estimates, expectations and projections about future events, referred to herein and which constitute “forward-looking statements” or “forward-looking information” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this document, regarding our strategy, future operations, financial position, prospects, plans and objectives of management are forward-looking statements. Statements containing the words “could”, “believe”, “expect”, “intend”, “should”, “seek”, “anticipate”, “will”, “positioned”, “project”, “risk”, “plan”, “may”, “estimate” or, in each case, their negative and words of similar meaning are intended to identify forward-looking statements. By their nature, forward-looking statements involve a number of known and unknown risks, uncertainties and assumptions, most of which are difficult to predict and many of which are beyond the Company’s control, concerning, among other things, the Company’s anticipated business strategies, anticipated trends in the Company’s business and anticipated market share, that could cause actual results or events to differ materially from those expressed or implied by the forward-looking statements. These risks, uncertainties and assumptions could adversely affect the outcome and financial effects of the plans and events described herein. In addition, even if the outcome and financial effects of the plans and events described herein are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods. Although the Company has attempted to identify important risks and factors that could cause actual actions, events or results to differ materially from those described in forward-looking information, there may be other factors and risks that cause actions, events or results not to be as anticipated, estimated or intended. Forward-looking information contained in this presentation is based on the Company’s current estimates, expectations and projections, which the Company believes are reasonable as of the current date. The Company can give no assurance that these estimates, expectations and projections will prove to have been correct. Given these uncertainties, you should not place undue reliance on these forward-looking statements. All statements contained in this presentation are made only as of the date of this presentation, and the Company undertakes no duty to update this information unless required by law. You are also reminded that during this presentation, certain non-GAAP financial measures, such as Adjusted EBITDA, may be discussed. These measure should not be considered an alternative to net income, or any other measure of financial performance or liquidity presented in accordance with generally accepted accounting principles (GAAP). These measures are not necessarily comparable to a similarly titled measure of another company. Please refer to our reconciliations of these discussed figures with the most comparable GAAP measures. The known risks, uncertainties and factors are described in detail under the caption “Risk Factors” in documents the Company has filed with the Securities and Exchange Commission (the “SEC”). that are incorporated by reference in this presentation. Certain information contained in this presentation may be derived from information provided by industry sources. The Company believes such information is accurate and that the sources from which it has been obtained are reliable. However, the Company cannot guarantee the accuracy of, and has not independently verified, such information. All trademarks, service marks, and trade names appearing in this presentation are the property of their respective holders. 2

3 Note: Premium and super premium segments defined as being sold with a retail price greater than $0.20 per ounce. Executive Team Purpose Built for Success in the Pet Industry Significant Online Recurring Revenue Base (Chewy, Amazon and DTC) Rapidly Growing International Sales ($100m+ contracted in ’21-’25) Asset Light Model with Established Co-Manufacturing Partners Exciting Three-Year Innovation Pipeline Key to Future Growth Portfolio of Established Premium and Super-Premium Pet Products The Most Innovative Premium Pet Food Company in the World 2,000+ New Brick & Mortar Locations in 2022 (Petco, PSP, Phillips)

4 Team • ~50 FTEs with hubs in Chicago, Nashville + Tampa • Win-from-anywhere culture driving productivity • Equity plans in place to attract and retain top talent Supply Chain • All dry kibble and freeze- dried food and treats are made in the USA • Best-in-class certifications ensure product quality and drive performance Customers & Distributors • High quality customers and distributors are key to omni- channel growth • We partner with our key retailers to drive successful new product launches Marketing & Agency Partners • Dynamic marketing and agency partners help drive innovative creative content • Our partners are the best of the best in the industry

• Our goal is to reach millennial pet parents enabling purchase of Halo products wherever, whenever, and however they choose. • Differentiating through thoughtful merchandising of the Halo portfolio that maximizes conversion and margin in store, DTC, and eCommerce channels. • Turning every consumer touchpoint into a dynamic opportunity to connect and convert customers with a consistent and immersive brand experience, end to end. 5 DTC International Pet Specialty E-Comm 2023 Gross Sales Target – $100m

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8 Halo is the brand for a new generation of pet parents

9 Estimated ‘22 Store Count1 Over 1,000 stores2 Over 600 stores3 Target: 500+ stores Estimated ‘22 Distribution Points1 Over 40,0002 Over 27,0003 Target: Over 18,000+ Additional Retailer Support1 Best Choice Brand Preferred Brand Independent Exclusive 1. Company estimate as of March 14, 2022. Estimated store counts per customer communications received to date. 2. Represents increase from November 2021 estimate of 900 stores. 3. Represents Increase from November 2021 estimate of 560 stores.

Natural, Science-Based Nutrition For Optimal Health 10 Vet & Nutrition Experts

Innovating To Win In 2022 International Markets Holistic Renovation High Protein Cat Innovation 11~$15M ‘21 Sales 70%+ YoY Growth $100M ’21–’25 Sales Aggregate Contracted Minimums

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The World’s Best Food For The World’s Best Kids

Better Choice Company The Most Innovative Pet Food Company In The WorldThank You! 15